EXHIBIT 99.1

                                   Term Sheet
                Halcyon Management Group LLC Operating Agreement


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Parties                o   Halcyon Management Group LLC ("Halcyon" or the
                           "Company"), Alternative Asset Management Acquisition Corp., ("AAMAC"), Partner Vehicle, Employee Vehicle
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Form of Company        o   Delaware limited liability company
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Economics
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Classes of Interests   o   Halcyon shall have three classes of interests: Class
                           A Interests, Class B Interests and Class C Profits Interests. Initially, Partner Vehicle shall hold Class A Interests and Class B Interests, and Employee Vehicle shall hold Class C Profits Interests. Class A Interests and Class B Interests shall be unitized so that each Class A Interest and Class B Interest has equivalent economic value, other than as specified herein. At Closing, Partner Vehicle will transfer its Class A Interests to AAMAC in exchange for the Aggregate Purchase Price (as defined in the Purchase Agreement).
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Capital Accounts       o   Each holder of interests shall have a capital
                           account, which shall be subject to customary adjustment, including increases by the amount of any contributions or allocations of income or gain and decreases by the amount of any distributions or allocations of loss or deduction.

                       o Initial capital accounts for holders of Class A and Class B interests shall be determined initially by Halcyon implied by the purchase price for Class A Interests paid by AAMAC pursuant to the Purchase Agreement.

                       o The holder of the Class C Profits Interests shall have an initial capital account of zero.
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Allocations            o   All items of gross income attributable to incentive
                           and other non-management fees and to carried interest allocations (other than incentive fees on Required Amounts (as defined in the Shareholders' Agreement)) generated by the Company or its wholly owned subsidiaries shall be specially allocated to Class C Profits Interests in an amount equal to the excess, if any, of (a) 70% of such incentive and other non-management fees and carried interest allocations over (b) any salary or cash bonuses (other than as specially approved by the AAMAC board to be excluded from this clause (b)) allocated to and
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                           paid by the Company or its wholly owned subsidiaries
                           to employees of the Company or its wholly owned subsidiaries (provided that if the amount specified in clause (b) in any fiscal year is greater than that in clause (a), the next year's allocations to Class C Profits Interests will be reduced by the lesser of
                           (x) such deficit (or, in the case of the year in which the Closing Date occurs, the excess, if any, of such deficit over the Closing Bonus Accrual (as defined in The Purchase Agreement)) and (y) the sum of cash bonuses paid and Halcyon Employee Vehicle profits distributions to John Bader, Kevah Konner, and Steven Mandis in such new year, it being understood that such reduction shall be applied to such executives pro rata based on their relative ownership of the Employee Vehicle). No liabilities or expenses other than those described herein shall be allocated to or paid out of items of income otherwise allocable to Class C Profits Interests.

                       o Remaining net income (or net loss) shall be allocated to the holders of the Class A Interests and Class B Interests, pro rata with respect to the number of Class A Interests and the Class B Interests, subject to any required regulatory and related curative allocations. It is intended that any 197 deductions allocable to AAMAC due to the Section 754 election following its purchase of the Class A Interests will not cause the capital accounts of AAMAC per unit to be reduced relative to the Class B Interests, which will not be entitled to such deductions for income tax purposes.

                       o Allocations of taxable items of income will follow book allocations of such items, subject to Section 704(c) of the Internal Revenue Code.

                       o In the event of any merger, acquisition, reorganization, consolidation, or liquidation of the Company involving a payment or distribution of cash, securities or other assets to any member of the Company, the consideration received by the Company or by any direct or indirect holders of equity interests in the Company (including AAMAC) in such transaction, net of any bona fide expenses of the Company, shall be allocated pro rata with respect to the number of Class A Interests and the Class B Interests (as of immediately prior to such transaction and subject to the value of tax basis adjustments), and shall leave the Class C Profits Interests outstanding without any diminution of economic rights.

                       o Withholding and other taxes paid or payable by the Company in respect of the income of or distributions to a member shall be treated as a distribution to that member or repaid to the
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                           Company.

                       o No distributions will be permitted to the extent they would violate applicable law, result in default or violation of any financing agreement or if there is insufficient cash.
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Distributions          o   Distributions to holders of Class A Interests and
                           Class B Interests shall be made at the discretion of the Board, and shall be pro rata with respect to the number of Class A Interests and Class B Interests.

                       o All amounts allocable to Class C Profits Interests shall be distributed on an annual basis, to the extent of distributable cash, to the holders thereof in cash or in kind.

                       o Halcyon will endeavor to make distributions to holders of its Class A, B and C Interests in an amount necessary to cover their tax obligations (including quarterly estimated taxes) attributable to their allocable share of Halcyon income, subject to availability of free cash, debt service obligations, and other legal restrictions. If other distributions made with respect to such fiscal year are not at least equal to such amount, Halcyon shall (to the extent so permitted), make sufficient distributions to provide holders of Class A Interests and Class B Interests (and, in the case of holders which are pass-through entities for tax purposes, their members, partners or equity holders) with an amount equal to taxes (including quarterly estimated taxes) applicable to their respective allocable income at the highest rate applicable to any individual resident of New York City, and to provide holders of Class C Interests (and, in the case of holders which are look-through entities for tax purposes, their members, partners or equity holders) with sufficient funds to pay applicable taxes (including quarterly estimated taxes), subject to availability of free cash, debt service obligations, and other legal restrictions. The necessity of a tax distribution shall be based on cumulative distributions made by Halcyon with respect to any fiscal year. Although the amount of the tax distribution is based on the highest rate applicable to any holder of a Class A or B Interest (or its flow-through members or partners), the same tax distribution per Unit shall be made to all holders of Class A and B Units (and, with respect to holder of Class C Profits Interests, a separate determination shall be made applicable to all holders of Class C Units).

                       o   In the event of any merger, acquisition,
                           reorganization, consolidation, or liquidation of the Company involving a
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                           payment or distribution of cash, securities or other
                           assets to any member of the Company, the
                           consideration received by the Company or by any
                           direct or indirect holders of equity interests in the Company (including AAMAC) in such transaction, net of bona fide expenses of the Company, shall be distributed pro rata with respect to the number of Class A Interests and the Class B interests (as of immediately prior to such transaction).
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Advances               o   Members shall not be permitted to take advances from
                           the Company against their respective capital accounts or future distributions, other than as necessary to provide holders (and, in the case of holders which are pass-through entities for tax purposes, their members, partners or equityholders) with sufficient funds to pay applicable taxes.
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Capital Contributions  o   No member of the Company shall be obligated to make
                           any contributions after the Closing Date (other than contributions in respect of clawback arrangements that may apply under fund agreements, pro rata with respect to the previous distributions of the related incentive fees).
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AAMAC Liabilities      o   AAMAC and the Company shall enter into appropriate
                           arrangements under which the Company will make whole AAMAC for public company expenses and obligations with respect to issuance of securities authorized by the Board of Directors of AAMAC.
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Governance
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Board Composition      o   AAMAC shall have the right to appoint the Halcyon
                           Board, which shall initially consist of nine persons and which shall have the same number of Halcyon representatives as are on the AAMAC Board.
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Board Meetings         o   Meetings may be called by the CEO, the Chairman or by
                           a majority of the board.

                       o   Customary provisions regarding the notice for and
                           conduct of board meetings will be included in the
                           definitive documentation.
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Officers               o   The CEO of the Company shall be the same as the CEO
                           of AAMAC. Other officers of the Company will be
                           appointed by the CEO.
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Voting                 o   The Class A Interests shall possess all voting rights
                           in the Company.
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Exculpation and        o   Neither the Board, any officer, nor any member of the
Indemnification            Company (nor the Board nor any officer of any
                           subsidiary of the Company) shall have any liability to the Company or any member of the Company for any actions taken or omitted to be taken with respect to the Company, except where such person is judicially determined in a final, nonappealable decision that such person has acted in bad faith, has committed fraud, or is guilty of a felony or a misdemeanor involving theft, larceny, embezzlement, misappropriation, or similar crimes.

                       o The Company shall indemnify and hold harmless each member of the Board and each officer of the Company (nor the Board nor any officer of any subsidiary of the Company) to the fullest extent permitted by applicable law against all losses, including reasonable legal or investigative expenses, arising out of such person's activities in connection with the conduct of the business of the Company, except where such person is judicially determined in a final, nonappealable decision that such person has acted in bad faith, has committed fraud, or is guilty of a felony or a misdemeanor involving theft, larceny, embezzlement, misappropriation or similar crimes. Subject to a customary reimbursement undertaking, the Company shall advance expenses to any indemnified person, to be repaid on a final, nonappealable judgment that such person is not entitled to indemnification. Indemnification payments shall be limited to the amount of Company assets.

                       o   Customary procedures for making, disputing and paying
                           an indemnification claim and defending against,
                           settling, or compromising third party claims will be
                           included in the definitive documentation.
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Issuances and Withdrawals
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Issuances              o   The Company shall not issue any new interests of any
                           class, other than in accordance with the Exchange and
                           Support Agreement, without the consent of holders of
                           a majority of each class of interests outstanding. No
                           additional Class B Interests may be issued other than
                           in accordance with the Purchase Agreement or the
                           Exchange and Support Agreement.
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Withdrawals            o   No member shall be permitted to withdraw from the
                           Company without the consent of holders of a majority
                           of each class of interests outstanding.
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Removals               o   No member may be involuntarily removed as a member of
                           the Company.
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Other
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Performance Fees;      o   No fund managed by Halcyon or its subsidiaries shall
Management Fees            agree to pay an incentive or performance fee or
                           carried interest that exceeds 20% of the returns of the relevant fund or account, except (a) if such fund or account has also agreed to pay to Halcyon or its subsidiaries a management fee equal to or greater than 2% of assets under management, gross of any distribution commissions, (b) with the approval of the independent directors of AAMAC; or (c) if the investment amount to which such fee would be applicable is, at the time of the investment, less than or equal to $100,000,000 (and the aggregate of all such investments, at their respective times of investment, is less than $1,000,000,000).

                       o No fund managed by Halcyon or its subsidiaries shall agree to charge a management fee of less than 2% of assets under management (or such lower rate as may then be applicable for specific clients or distribution relationships (including successors and affiliates thereof)), gross of any distribution commissions. except (a) with the approval of the independent directors of AAMAC; or (b) if the investment amount to which such fee would be applicable is, at the time of investment, less than or equal to $100,000,000 (and the aggregate of all such investments, at their respective times of investment, is less than $1,000,000,000).
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Cooperation            o   Employee Vehicle will keep AAMAC reasonably informed
                           and provide AAMAC and its advisors with reasonable access to its books, records and advisors, in each case to the extent required for AAMAC to satisfy its obligations under applicable laws. Employee Vehicle will have reasonable access rights to the Company and its subsidiaries, to the extent required for it to audit the covenants contained in this Agreement.
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Amendments             o   This agreement may be amended by the holders of 2/3
                           of the Class A Interests and Class B Interests,
                           voting as a single class; provided that any amendment which disproportionately
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                           and adversely impacts any member must be approved by
                           such member; provided, further, that any amendment which disproportionately and adversely impacts any class of Interests must be approved by the holders of a majority of such class of Interests.
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Dispute Resolution     o   In the event of any dispute under this agreement, the
                           parties shall negotiate in good faith to resolve such dispute. If no resolution is reached within 30 days, the dispute shall be submitted to arbitration administered by and under the rules of the AAA, with costs of arbitration to be borne by the party or parties against whom the dispute is decided.
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Specific Performance   o   Each party shall be entitled to injunctive relief to
                           enforce the provisions of this agreement.
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Governing Law          o   Delaware
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